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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): March 16, 2000


                              OXBORO MEDICAL, INC.
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Minnesota                    000-18785                 41-1391803
-----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


 13828 Lincoln Street NE
    Ham Lake, Minnesota                                              55304
------------------------------                                  ----------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (763) 755-9516


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Items 1, 2, 3, 5, 6 and 8 are not applicable and therefore omitted.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountants

         On March 16, 2000, Oxboro Medical, Inc. ("Oxboro"), formerly Oxboro Medical International, Inc., dismissed Grant Thornton LLP as its independent accountants. The decision to change accountants was recommended by the Oxboro Board of Directors.

         In connection with the audits of the fiscal years ended September 30, 1999 and 1998, and in the subsequent interim period through the date of dismissal, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         Grant Thornton LLP's report on the consolidated financial statements as of and for the years ended September 30, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

         Oxboro has requested that Grant Thornton LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 22, 2000, is filed as Exhibit 1 to this Form 8-K.

(b)      New Independent Accountants

         On March 16, 2000, Oxboro engaged Lund Koehler Cox & Arkema LLP as its new independent accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 1.  Grant Thornton LLP Letter re Change In Certifying
Accountant.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              OXBORO MEDICAL, INC.


                              By      /s/Matthew E. Bellin
                                ------------------------------------------------

                              Its      President
                                 -----------------------------------------------


Dated: March 23, 2000


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                                                                       EXHIBIT 1



March 22, 2000



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Re: Oxboro Medical, Inc.
    File No. 0-18785

Ladies and Gentlemen:

We have read Item 4(a) of the Form 8-K of Oxboro Medical, Inc. dated March 16, 2000, and agree with the statements contained therein.

Yours truly,

/s/ GRANT THORNTON LLP


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